[Preliminary Copy - Subject to Completion, Dated May 18, 2023]
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒ Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ATERIAN, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[Preliminary Copy - Subject to Completion, Dated May 18, 2023]

ATERIAN, INC.
350 Springfield Avenue
Suite 200
Summit NJ, 07901
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
Friday, July 14, 2023
10:00 a.m. Eastern Time
Dear Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Aterian, Inc., a Delaware corporation (the “Company”), or any adjournment or postponement thereof. The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/ATER2023, on Friday, July 14, 2023, at 10:00 a.m. Eastern Time, for the following purposes:
1.	To elect Bari A. Harlam and William Kurtz as Class I directors to serve until our 2026 Annual Meeting of Stockholders;
2.
To grant discretionary authority to our Board to (A) amend our Amended and Restated Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”), pursuant to which the shares of Common Stock would be combined and reclassified at ratios within the range from 1-for-[•] up to 1-for-[•] (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of Common Stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from our transfer agent, in lieu of any fractional share, the number of shares of Common Stock rounded up to the next whole number, and to amend our Amended and Restated Certificate of Incorporation in connection therewith, provided that any Reverse Stock Split must be completed on or before the day immediately prior to the date of the 2024 Annual Meeting of Stockholders;

3.
To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Reverse Stock Split (the “Adjournment Proposal”);

4.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
5.	To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.
These items of business are more fully described in the Proxy Statement accompanying this Notice.

The Record Date for the Annual Meeting is May 17, 2023. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. This Notice is being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about [•].

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held virtually, via live webcast at www.virtualshareholdermeeting.com/ATER2023, on Friday, July 14, 2023, at 10:00 a.m. Eastern Time.

The proxy statement and annual report to stockholders are available at www.proxyvote.com.

By Order of the Board of Directors

/s/ Yaniv Sarig
Yaniv Sarig
Chief Executive Officer
You are cordially invited to attend the Annual Meeting virtually, via live webcast. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the meeting if you attend the Annual Meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

[Preliminary Copy - Subject to Completion, Dated May 18, 2023]

ATERIAN, INC.
350 Springfield Avenue
Suite 200
Summit NJ, 07901
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 14, 2023
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors (our “Board”) of Aterian, Inc. (sometimes referred to as “we”, “us”, “Aterian” or the “Company”) is soliciting the proxy of holders of our common stock, par value $0.0001 per share (the “Common Stock”), to vote at the 2023 Annual Meeting of Stockholders (including any adjournment, postponement or continuation thereof, the “Annual Meeting”). You are invited to attend the Annual Meeting online and we request that you vote on the proposals described in this Proxy Statement.
We intend to mail this Proxy Statement, the Notice of Annual Meeting of the Stockholders and accompanying proxy card on or about June [•], 2023.
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy of the proxy materials (including a proxy card) may be found in the Notice.
We intend to mail the Notice on or about [•], 2023 to all stockholders of record entitled to vote at the Annual Meeting.
When and where will the Annual Meeting be held?
The Annual Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.virtualshareholdermeeting.com/ATER2023 on Friday, July 14, 2023, at 10:00 a.m. Eastern Time.
To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/ATER2023, you must enter the control number included in your proxy materials. There is no physical location for the Annual Meeting. We recommend you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/ATER2023.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on May 17, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were [•] shares of Common Stock outstanding and entitled to vote and no shares of preferred stock outstanding or entitled to vote. The holders of Common Stock will have one vote for each share of Common Stock they owned as of the close of business on May 17, 2023.

Stockholder of Record: Shares Registered in Your Name
If at the close of business on May 17, 2023, your shares of Common Stock were registered directly in your name with our transfer agent, Philadelphia Stock Transfer, Inc., then you are the stockholder of record for these shares. As a stockholder of record, you may vote either electronically during the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy over the telephone or internet as instructed below to ensure that your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If at the close of business on May 17, 2023, your shares of Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization.
The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone. You are also invited to attend the Annual Meeting online. However, because you are not the stockholder of record, you may not vote your shares electronically during the Annual Meeting unless you request and obtain a valid proxy issued in your name from the broker, bank or other agent considered the stockholder of record of the shares.
What am I voting on?
You will be voting on:
•	the election of each of the Class I nominees for director to serve until our 2026 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified;
•
To grant discretionary authority to our board of directors to (A) amend our Amended and Restated Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”), pursuant to which the shares of Common Stock would be combined and reclassified at ratios within the range from 1-for-[•] up to 1-for-[•] (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of Common Stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from our transfer agent, in lieu of any fractional share, the number of shares of Common Stock rounded up to the next whole number, and to amend our Amended and Restated Certificate of Incorporation in connection therewith, provided that any Reverse Stock Split must be completed on or before the day immediately prior to the date of the 2024 Annual Meeting of Stockholders (collectively referred to as the “Reverse Stock Split”);

•
To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Reverse Stock Split; and

•	a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
Will there be any other items of business on the agenda?
Aside from the above-referenced matters, our Board knows of no matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

What is the Aterian Board’s voting recommendation?
Our Board recommends that you vote your shares:
•	“For” the Class I nominees to our Board;
•	“For” the Reverse Stock Split;
•	“For” the Adjournment Proposal; and
•	“For” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
How do I vote?
With respect to the election of each of the director nominees, you may either vote “For” a nominee or you may “Withhold” your vote for a nominee. With respect to (i) the Reverse Stock Split and (ii) the ratification of our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based upon your form of ownership.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote your shares electronically during the Annual Meeting online by visiting www.virtualshareholdermeeting.com/ATER2023 on Friday July 14, 2023, at 10:00 a.m. Eastern Time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/ATER2023, you must enter the control number included in your proxy materials. We recommend you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/ATER2023.
If you do not wish to vote electronically during the Annual Meeting or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy on the internet, vote by proxy over the telephone or vote by proxy using a proxy card that you may request. The procedures for voting by proxy are as follows:
•
To vote by proxy on the internet, go to www.proxyvote.com and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

•	To vote by proxy over the telephone, dial 1-800-690-6903 in the United States using a touch-tone telephone and follow the recorded instructions. Have your proxy card available when you call.
•	To vote by proxy using a proxy card, complete, sign and date the proxy card that may be delivered to you upon request and return it promptly in the envelope provided.
If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on July 13, 2023 to be counted.
We provide internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet and telephone access, such as usage charges from internet access providers and telephone companies.
Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice or proxy materials containing voting instructions from that organization rather than from Aterian. To ensure that your vote is counted, follow the voting instructions in the Notice. To vote electronically during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent in whose name the shares are registered. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.
How many votes do I have?
On each matter to be voted upon, holders of Common Stock will have one vote for each share of Common Stock they owned as of the close of business on the Record Date for the Annual Meeting.

Will my vote be kept confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Who is paying for this proxy solicitation?
We will bear the cost of soliciting proxies for the Annual Meeting. We will ask banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing so. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.
We have engaged Morrow Sodali LLC. (“Morrow”) for a fee of $10,000 to assist us in the mailing, collection, and administration of proxies for the Annual Meeting. If you have any questions about this Proxy Statement or the Annual Meeting, you may contact Morrow at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: ATER@investor.morrowsodali.com
What does it mean if I receive more than one proxy card or Notice?
If you receive more than one proxy card or Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each proxy card or Notice to ensure that all your shares of Common Stock are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:
•	You may submit another properly completed and executed proxy card with a later date;
•
You may submit a new proxy through the internet by going to www.proxyvote.com and following the instructions set forth on the internet site or scan the QR code with your smartphone, or by telephone by dialing 1-800-690-6903 in the United States using a touchtone telephone and following the recorded instructions. Have your proxy card available when you access the web page or call (your latest internet or telephone instructions submitted prior to the deadline will be followed);

•	You may send a written notice that you are revoking your proxy to our secretary, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit NJ, 07901;
•	You may attend the Annual Meeting online and vote electronically during the Annual Meeting. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should follow the voting instructions from that organization, or contact that organization to determine how you may revoke your proxy.
Votes will be counted by the inspector of election appointed for the Annual Meeting.

How are my shares voted if I give no specific instruction?
We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:
•	“For” the election of the Class I director nominees;
•	“For” the Reverse Stock Split;
•	“For” the Adjournment Proposal; and
•	“For” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.
If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion and regarding broker non-votes.
What is a broker non-vote?
Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). Only the ratification of our independent registered public accounting firm is considered a discretionary matter at the Annual Meeting under these rules. A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non- discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote”.
What are the voting requirements that apply to the proposals discussed in this Proxy Statement?
Proposals	Vote Required	Discretionary Voting Allowed?
1. Election of Class III Directors	Plurality	No
2. Reverse Stock Split	Majority of Outstanding Shares	No
3. Adjournment Proposal	Majority Cast	No
4. Ratification of Appointment of Independent Registered Public Accounting Firm	Majority Cast	Yes
A “plurality”, with regard to the election of directors means the nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of the director nominees) will be elected to our Board. A “majority of outstanding shares” with regard to the Reverse Stock Split means a majority of the issued and outstanding shares of the Common Stock. A “majority cast” with regard to the Adjournment Proposal and ratification of our independent registered public accounting firm, means more votes cast “for” the proposal than votes cast “Against”.
“Discretionary voting” occurs when a bank, broker, or other holder of record does not receive voting instructions from the beneficial owner and votes those shares at its discretion on any proposal as to which the rules permit such bank, broker or other holder of record to vote. As noted above, when banks, brokers and other holders of record are not permitted under the rules to vote the beneficial owner’s shares, the affected shares are referred to as “broker non-votes”.

Accordingly:
•
To be approved, Proposal No. 1, the election of the director nominees, the nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of the director nominees) will be elected. Only votes “For” or “Withheld” will affect the outcome.

•
To be approved, Proposal No. 2, the Reverse Stock Split, must receive votes “For” of not less than a majority of the number of issued and outstanding shares of Common Stock. Abstentions and broker non-votes will have the effect of a vote “Against” the proposal.

•	To be approved, Proposal No.3, the Adjournment Proposal, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.
•
To be approved, Proposal No. 4, ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.

What is the effect of abstentions and broker non-votes?
Abstentions: Under Delaware law (under which Aterian is incorporated), withheld votes and abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as votes cast. Moreover, our Second Amended and Restated Bylaws (the “Bylaws”) provide that a plurality of votes cast shall be sufficient to elect a director, and therefore there will not be an option to abstain from voting on Proposal No. 1—Election of Class III Directors. Delaware law requires that Proposal No. 2—the Reverse Stock Split – requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock, and therefore, withheld votes and abstentions will have the effect of a vote against Proposal 2. Our Bylaws further provide that questions presented to our stockholders shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon. Therefore, withheld votes and abstentions will have no effect on Proposal No. 3—the Adjournment Proposal—or Proposal No. 4—Ratification of Independent Registered Public Accounting Firm.
Broker Non-Votes: Under the rules related to discretionary voting and broker non-votes, banks, brokers and other such record holders are not permitted to vote the uninstructed shares of their customers on a discretionary basis in either the election of directors or in the case of Proposal No. 2—the Reverse Stock Split or Proposal No. 3— the Adjournment Proposal. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1—Election of Class III Directors and will have the effect of a vote “Against” Proposal No. 2—the Reverse Stock Split. As a result, if you hold your shares in street name and you do not instruct your bank, broker or other such holder how to vote your shares in either (i) the election of the director nominees or (ii) the Reverse Stock Split, no votes will be cast on your behalf on the proposal. Therefore, it is critical that you indicate your vote on this proposal if you want your vote to be counted. Proposal No.4—Ratification of Independent Registered Public Accounting Firm, should be considered a discretionary matter. Therefore, your bank, broker or other such holder will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of at least one-third of our outstanding shares of Common Stock are present electronically during the Annual Meeting or represented by proxy. At the close of business on May 17, 2023, the Record Date for the Annual Meeting, there were [•] shares of Common Stock outstanding. Thus, a total of [•] shares are entitled to vote at the Annual Meeting and the holders of [•] shares of Common Stock representing at least [•] votes must be represented at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum requirement only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote electronically during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.

Who will count the votes?
The votes will be counted, tabulated and certified by Broadridge Financial Solutions, Inc.
Do Aterian’s executive officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?
Ms. Harlam and Mr. Kurtz each have an interest in Proposal No. 1—Election of Class I Directors, as each nominee is currently a member of our Board. Members of our Board and our executive officers do not have any interest in Proposal No. 4—Ratification of Independent Registered Public Accounting Firm.
Other than as set forth in this Proxy Statement, no person who is or has been our director or executive officer since the beginning of the last fiscal year, or any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon at the Annual Meeting.
How can I find out the results of the voting at the Annual Meeting?
Voting results are expected to be announced at the Annual Meeting and will also be disclosed in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the Securities and Exchange Commission (the “SEC”) within four business days of the date of the Annual Meeting. In the event the results disclosed in our Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.
Why did I receive a Notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we provide stockholders access to our proxy materials via the internet. On or about [•], 2023, we are sending a Notice to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice. Stockholders may request to receive a full set of printed proxy materials by mail. Instructions on how to access the proxy materials on the internet or request a printed copy may be found in the Notice.
When are stockholder proposals due for next year’s annual meeting of stockholders?
Stockholders may submit proposals on matters appropriate for stockholder action at the 2024 annual meeting of our stockholders (“2024 Annual Meeting of Stockholders”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in proxy materials for our 2023 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than February 2, 2024, to our secretary, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit NJ, 07901.
If you wish to submit a proposal that is not to be included in the proxy materials for our 2024 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address no earlier than March 16, 2024, but no later than April 15, 2024. However, if the date of the 2024 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, July 14, 2024, to be considered for inclusion in proxy materials for our 2024 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to our secretary, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit NJ, 07901, within a reasonable time before we begin to print and send our proxy materials for the 2024 Annual Meeting of Stockholders. If the date of the 2024 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 60 days after July 14, 2024, and you wish to submit a proposal that is not to be included in the proxy materials for our 2024 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address not earlier than the close of business on the 120th day prior to the date of the 2024 Annual Meeting of Stockholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2024 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2024 Annual Meeting of Stockholders. Please review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals. You may view our Bylaws by visiting the SEC’s internet website at www.sec.gov.

EXECUTIVE OFFICERS
Our executive officers are elected by, and serve at the discretion of, our Board. The names of our executive officers and their ages as of June [•], 2023, positions and biographies are set forth below.
Name	Age	Position(s)
Yaniv Sarig	45	President and Chief Executive Officer, Chairman of the Board
Arturo Rodriguez	47	Chief Financial Officer; Interim Chief Operating Officer
Joseph A. Risico	49	Chief Legal Officer and Head of M&A
Roi Zahut	35	Chief Technology Officer
Yaniv Sarig has served as a director and our president and chief executive officer since September 2018, is a co-founder of Aterian Group, Inc. (“Aterian Opco”) and has served as a director and president and chief executive officer of Aterian Opco since June 2014. Prior to co-founding Aterian, Mr. Sarig led the Financial Services Engineering department at Coverity, a leading software startup providing code quality and security solutions for top financial institutions and hedge funds in New York including NYSE, Nasdaq, JPMC and Barclays, from April 2012 to April 2014. Before joining Coverity, Mr. Sarig held lead technical roles at Bloomberg from October 2011 to April 2012 and EPIQ Systems, Inc. (Nasdaq: EPIQ), a legal process outsourcing company, from February 2006 to October 2011. Prior to moving to New York City, Mr. Sarig lived in Israel where he held various software engineering roles at startups from various industries including companies involved in digital printing solutions and military navigation systems. Mr. Sarig also served in the IDF Special Forces from November 1995 to November 1998, where he obtained the rank of Sergeant First Class. Mr. Sarig holds a Bachelor of Science in Computer Science from Touro College, is fluent in English, French, Hebrew and C++. We believe that Mr. Sarig is qualified to serve as a member of our Board based on the perspective and experience he brings as our co-founder and president and chief executive officer.
Arturo Rodriguez has served as our chief financial officer since March 2021 and was appointed interim chief operating officer in May 2023. Prior to that, he served as our senior vice president of Finance since September 2017. Prior to joining the Company, Mr. Rodriguez served as chief accounting officer and global controller for Piksel, Inc. from July 2012 to September 2017 and also held the role of interim chief operating officer in 2017. From 2000 to 2011, Mr. Rodriguez held several financial leadership roles with the Atari Group, most notably acting chief financial officer of Atari, Inc. (Nasdaq: ATAR) from 2007 to 2008, and deputy chief financial officer of Atari SA (Euronext: ATA) from 2008 to 2010. Mr. Rodriguez started his career at Arthur Andersen LLP in 1997 and is a CPA in the State of New York (inactive). Mr. Rodriguez holds a Bachelor of Business Administration – Accounting from Hofstra University.
Joseph A. Risico has served as our chief legal officer since March 2021 and Head of M&A since July 2021. Prior to that, he served as our general counsel since September 2018 and has served as general counsel for Aterian Opco since February 2018. Prior to joining Aterian, Mr. Risico held a number of legal and business positions, most recently at AutoModality, Inc., a UAV flight control software company, where he served as chief operating officer and general counsel from February 2017 to February 2018, Ecovative Design LLC, a biomaterials company, where he served as general counsel and head of business development from August 2011 to February 2017, and 3M Company, where he served as the general counsel of 3M’s corporate ventures business from May 2010 to July 2011. Mr. Risico started his legal career as a corporate associate at the law firm of Cravath, Swaine & Moore LLP from August 2001 to June 2006. Mr. Risico holds a B.A. from New York University with concentrations in accounting and economics and a J.D. from Columbia Law School. Mr. Risico also holds a CPA (not active).
Roi Zahut has served as our chief technology officer since January 2019. Prior to joining Aterian, he served in a number of roles, including as the chief technology officer of the Advanced Analytics global consulting team at IBM and as the architect of IBM Metropulse, a retail & CPG analytics platform, from October 2016 to January 2019. Prior to that, Mr. Zahut lived in Israel where he held senior technical, business and data science roles in startups and consulting companies including IBM Israel from January 2015 to October 2016, Brainbow Ltd from October 2013 to January 2015 and Matrix IT Ltd, an information technology company, from October 2008 to October 2011, working across industries (CPG, industrial and defense). Mr. Zahut also served in the Israeli Air Force from September 2005 to October 2008 where he obtained the rank of Sergeant First Class. Mr. Zahut holds an MSc in Neuroscience with distinction from Bar Ilan University.
Family Relationships
There are no family relationships among any of the directors or executive officers.

BOARD OF DIRECTORS
Our business and affairs are managed under the direction of our Board, which currently consists of five members. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management.
In accordance with our Amended and Restated Certificate of Incorporation and our Bylaws, our Board is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:
•	our class I directors are Mr. Kurtz and Ms. Harlam and their terms will expire at the Annual Meeting;
•	our class II directors are currently Ms. Lattmann, and Ms. Williams and their terms will expire at the annual meeting of stockholders to be held in 2024; and
•	our class III directors are Mr. Sarig and Ms. Liebel and their terms will expire at the annual meeting of stockholders to be held in 2025.
At each annual meeting of stockholders, the successors to the directors whose term will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. In addition, the authorized number of directors may be changed only by resolution of our Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board may have the effect of delaying or preventing a change of our management or a change in control.
The names of our current directors, their ages as of   , 2023, director class and biographies are listed below. There are no family relationships between or among any of our directors.
Name	Age	Director Class	Position(s)
Yaniv Sarig(1)	45	Class III	President and Chief Executive Officer, Director
Sarah Liebel	40	Class III	Director
Bari A. Harlam	61	Class I	Director
William Kurtz	66	Class I	Director
Susan Lattmann	55	Class II	Director
Cynthia Williams	56	Class II	Director
(1)	Please see “Executive Officers” on page 8 of this Proxy Statement for Mr. Sarig’s biography.
Sarah Liebel has served as a director since February 2022. Ms. Liebel has served as chief growth officer and president of consumer products at BetterUp, a digital coaching company, since March 2022. Prior to joining BetterUp, Ms. Liebel served as chief revenue officer at 1stdibs.com, Inc. (Nasdaq: DIBS) from January 2019 to March 2022, where she oversaw the sales and operations teams at the company, including Customer Experience, Logistics, Business Operations, Trade & Private Client sales. Before joining 1stdibs in 2015, Ms. Liebel was most recently at Groupon, Inc. (Nasdaq: GRPN). During her five-year tenure at Groupon, she held a number of leadership roles, including running operations & sales at Ideeli, a fashion flash sales e-commerce company, after it was acquired by Groupon, as well as leading deals on the corporate development team. Ms. Liebel received her Bachelor of Science from Tulane University and her MBA from Northwestern’s Kellogg School of Management. We believe Ms. Liebel is qualified to serve as a member of our Board due to her experience in revenue generation, e-commerce and business leadership.
Bari A. Harlam has served as a director since February 2020, and is a business leader, marketer, educator and author. In February 2020, she co-founded Trouble LLC, a pro-social, experience brand. Ms. Harlam has served on the boards of directors of Eastern Bank since February 2014, Champion Petfoods LP since April 2020, OneWater Marine Inc. (Nasdaq: ONEW) since May 2020 and Rite Aid (NYSE: RAD) since September 2020, and serves as the chair of the compensation committee for OneWater Marine Inc., as the chair of the nominating and governance committee of Rite Aid and as the chair of the Risk, Trust, Innovation and Charitable Foundation Committees of Eastern Bank. From April 2018 to March 2020, she served as EVP, chief marketing officer North America at Hudson’s Bay Company (TSX: HBC). Prior to her time at Hudson’s Bay Company, she was executive vice president of Membership, Marketing & Analytics at BJ’s Wholesale Club (NYSE: BJ) from July 2012 to December 2016. Before joining BJ’s Wholesale Club, she served as chief marketing officer at Swipely, now called Upserve, from August 2011 to July 2012 and prior to that, she served as senior vice president of Marketing at CVS Health (NYSE: CVS) from 2000 to August 2011. Early in her career, she was a professor at Columbia University from July 1989 to July 1992 and The University of Rhode Island from July 1992 to July 2000. In addition, she was an adjunct professor at The Wharton School at The University of Pennsylvania from January 2015 to May 2018. She received a Bachelor of Science, a Master of Science and a Ph.D. in Marketing from The University of Pennsylvania, The Wharton School. We believe Ms. Harlam is qualified to serve as a member of our Board due to her experience in the consumer-packaged goods and retail industries as well as her expertise in marketing.
William Kurtz has served as a director since August 2019. Mr. Kurtz is a senior financial and operations executive with over 30 years of experience operating as chief financial officer or chief operating officer at several private and public technology companies on the East Coast and in Silicon Valley. Since 2016, he has served as a member of the board of directors of Verint Systems Inc., a customer experience software SaaS company, and he currently serves as chairman of its audit committee and as a member of the nominating & governance committee. Mr. Kurtz has served as the chief financial and commercial officer for Ripcord, Inc. since January 2021 and as its chief commercial officer since April 2021 and served as its interim chief executive officer from June 2021 through January 2022 while the company conducted a search for a chief executive officer. He is also a member of the board of Ripcord Inc. Mr. Kurtz also served as a strategic advisor for Bloom Energy Corporation, a manufacturer of on-site power generation platforms, from January 2019 to January 2021 and previously served as its chief commercial officer (from May 2015 to December 2018) and chief commercial & financial officer (from March 2008 to May 2015). Mr. Kurtz has also held a number of chief financial officer or other senior finance and operations roles at a variety of organizations, including Novellus Systems, Inc. (from September 2005 to February 2008), Engenio Information Technologies, Inc. (from March 2004 to August 2005), 3PARdata, Inc. (from July 2001 to February 2004), Scient Corporation (from August 1998 to June 2001), AT&T Corporation (from July 1983 to July 1998) and Price Waterhouse & Co./Brout & Company (from June 1979 to July 1983). Mr. Kurtz also served as a member of the board of directors and chair of the audit committee of Violin Memory Inc. (from November 2014 to February 2017), PMC-Sierra, Inc. (from April 2003 to January 2016), AuraSound, Inc. (from August 2010 to April 2012), ONStor, Inc. (from January 2008 to July 2009) and Redback Networks Inc. (from October 1999 to January 2007). Mr. Kurtz holds a Bachelor of Science in Commerce from Rider University and a Master of Science in Management Sciences from Stanford University. We believe Mr. Kurtz is qualified to serve as a member of our Board due to his experience in chief financial officer and chief operating officer roles and his experience in private and public technology companies.
Susan Lattmann has served as a director since February 2022. Ms. Lattmann currently serves on the board of directors for Landsea Homes Corporation (Nasdaq: LSEA), a national residential home builder, since December 2021, where she is the co-chair of the compensation committee. Ms. Lattmann also currently serves on the board of directors for Farmer Focus, a private organic chicken company, since November 2021 where she is the chair of the audit committee as well as ArcTrust III, a private growth and income real estate investment trust, since November 2020. Ms. Lattmann is presently the chief financial officer for The Row, an international luxury apparel retailer since July 2021. Previously, she worked for Bed Bath & Beyond Inc. (Nasdaq: BBBY), from August 1996 to December 2019, where she held several roles, including chief financial officer (2014-2018) and chief administrative officer (2018-2019). She began her professional career with Arthur Andersen LLP. Ms. Lattmann received her Bachelor of Science degree with honors from Bucknell University and is a certified public accountant. We believe Ms. Lattmann is qualified to serve as a member of our Board due to her extensive financial and leadership experience.
Cynthia Williams has served as a director since April 2022. Ms. Williams currently serves as president of the Wizards of the Coast and Digital Gaming Division of Hasbro, Inc. (Nasdaq: HAS). Prior to her role at Hasbro, Inc., Ms. Williams served as vice president and general manager at Microsoft Corporation (Nasdaq: MSFT) from September 2018 to February 2022. She previously worked at Amazon.com, Inc. (Nasdaq: AMZN) from August 2007 to July 2018 where she led their Fulfillment by Amazon division. Ms. Williams received her BSBA from Western Carolina University in 1989 and her MBA from Wake Forest University in 1995. We believe Ms. Williams is qualified to serve as a member of our Board due to her significant technology and e-commerce expertise.

CORPORATE GOVERNANCE AND BOARD MATTERS
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of the charters of the committees of our Board and our Code of Conduct and Ethics described below may be viewed on our internet website at https://ir.aterian.io/corporate-governance/governance-highlights under “Governance Charters” and “Governance Documents”. Alternately, you can request a copy of any of these documents free of charge by writing to our secretary, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit NJ, 07901.
Director Independence
Under the rules and listings standards of The Nasdaq Stock Market LLC (the “Nasdaq Rules”), a majority of the members of our Board must satisfy the Nasdaq criteria for “independence.” No director qualifies as independent under the Nasdaq Rules unless our Board affirmatively determines that the director does not have a relationship with us that would impair independence (directly or as a partner, stockholder or officer of an organization that has a relationship with us). Our Board has determined that Mses. Harlam, Lattmann, Liebel, and Williams and Mr. Kurtz are independent directors as defined under the Nasdaq Rules. Mr. Sarig is not independent under the Nasdaq Rules as a result of his position as our chief executive officer.
Board Leadership Structure
Our Bylaws provide our Board with the discretion to appoint a chairperson of our Board, which may be combined or separate from our chief executive officer. Mr. Sarig serves as the chairman of the board. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while the chief executive officer brings Company-specific experience and expertise.
The Board also has a Lead Independent Director. Our Lead Independent Director is currently Mr. Kurtz. The duties and responsibilities of our Lead Independent Director include, among other things:
•	acting as a liaison and a channel for communication between the chairman and/or chief executive officer and the independent directors;
•
providing leadership to ensure that the Board works cohesively and independently and creates a climate of constructive candor among directors that encourages all viewpoints to be expressed and considered;

•
advising the chairman and/or chief executive officer as to the quality, quantity, and timeliness of the flow of information from company management that is necessary for the independent directors to effectively and responsibly perform their duties;

•
in consultation with the chairman and/or chief executive officer and chairperson of the Nominating and Corporate Governance Committee, coordinating the assessment of Board committee structure, organization and charters and evaluating the need for any changes, and consulting with the chairman and/or chief executive officer and chairperson of the Nominating and Corporate Governance Committee concerning recommendations to the Board for committee membership, including chairpersons;

•
along with the chairperson of the Nominating and Corporate Governance Committee, interviewing all Board candidates, and making recommendations to the Nominating and Corporate Governance Committee and the Board;

•	serving as non-executive chairman until a permanent chairman is appointed in the event of the incapacitation of a chief executive officer who is serving as chairman;
•
coordinating and developing the agenda for executive sessions of the Board’s independent directors, chairing executive sessions, and communicating to the chairman and/or chief executive officer the substance of the discussions occurring at such sessions;

•
working with the chairman and/or chief executive officer and the chairpersons of the Audit Committee and the Nominating and Corporate Governance Committee to ensure there is a process to implement best practices that relate to the responsibilities of the Board;

•	assisting in orienting and integrating new directors to the Board;

•
suggesting possible Board meeting agenda items as the Lead Independent Director deems appropriate and serving as a sounding board on the development and presentation of significant issues, plans and strategies for Board consideration;

•
together with the chairperson of the Compensation Committee and such other directors as they deem appropriate, meeting with the chief executive officer to discuss the Board’s evaluation of the chief executive officer’s performance; and

•	acting as the principal liaison between the independent directors and stockholders.
Our Lead Independent Director also performs such additional duties as our Board may otherwise determine and delegate. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Role of Board in Risk Oversight Process
Our Board is responsible for overseeing our overall risk management process. The responsibility for managing risk rests with executive management while the committees of our Board and our Board as a whole participate in the oversight process. Our Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.
Meetings and Executive Sessions
Our Board meets on a regular basis throughout the year to review significant developments affecting us and to act upon matters requiring its approval. Our Board also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During fiscal year 2022, (i) our Board met five (5) times and acted by unanimous written consent two (2) times, (ii) our audit committee of the Board (the “Audit Committee”) met four (4) times and did not take any actions by unanimous written consent, (iii) our compensation committee of the Board (the “Compensation Committee”) met six (6) times and acted by unanimous written consent two (2) times, and (iv) our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) met four (4) times and did not take any actions by unanimous written consent. None of our directors attended fewer than 75% of the total number of meetings held by our Board and the committees (on which and for the period during which the director served) during fiscal year 2022.
As required under applicable Nasdaq listing standards, our independent directors periodically meet in executive session at which only they are present.
Policy Regarding Board Member Attendance at Annual Meetings
It is the policy of our Board to invite directors and nominees for director to attend annual meetings of our stockholders. We held one meeting of stockholders in fiscal year 2022, and all of the members of our Board as of such date virtually attended the meeting.
Information Regarding Committees of the Board of Directors
Our Board has established a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table provides membership information as of the date hereof and meetings held in 2022 for each of these committees of our Board:
Name	Audit+	Compensation	Nominating and Corporate Governance+
Yaniv Sarig
Sarah Liebel	X		X
William Kurtz	X	X	X
Bari A. Harlam		X	X*

Name	Audit+	Compensation	Nominating and Corporate Governance+
Susan Lattmann	X*	X
Cynthia Williams	X	X*	X
*	Current Committee Chairperson.
+
Below is a description of each primary committee of our Board. Members serve on these committees until their resignation, disqualification or removal or until otherwise determined by our Board. Each of these committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. Our Board has determined that each member of each of these committees meets the applicable Nasdaq Rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.
Audit Committee
We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of Mr. Kurtz, Ms. Lattmann, Ms. Williams, with Ms. Lattmann serving as chairperson of the committee since April 1, 2023. Each member of the Audit Committee must be independent as defined under the applicable Nasdaq Rules and SEC rules and financially literate under the Nasdaq Rules. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” under the Nasdaq Rules and the SEC rules and that Ms. Lattmann is an “audit committee financial expert” under the rules of the SEC. The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements and reports, and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include, among others:
•
appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;

•
prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles with us, and such;

•	independent registered public accounting firm or their affiliates;
•	determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;
•	monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;
•
reviewing with management and the independent registered public accounting firm any fraud that includes management or other employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;

•
establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure compliance with laws and rules; and

•
reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

The Audit Committee reviews, discusses and assesses its own performance and composition at least annually. The Audit Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.
Typically, the Audit Committee meets at least quarterly and with greater frequency if necessary. Our Board has adopted a written charter of the Audit Committee that is available to stockholders on our internet website at https://ir.aterian.io/corporate-governance/governance-highlights under “Governance Charters”.
Compensation Committee
Our Compensation Committee is comprised of Ms. Harlam, Ms. Lattmann, Ms. Williams, and Mr. Kurtz, with Ms. Williams serving as chairperson of the committee. Our Board has determined that each member of the Compensation Committee is “independent” under the Nasdaq Rules and SEC rules. Each of the members of the Compensation Committee is also a “non-employee director” as that term is defined under Rule 16b-3 of the Exchange Act. The Compensation Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing our compensation policies, plans and programs; and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the compensation committee are included in its written charter. The responsibilities of the Compensation Committee include:
•
reviewing, modifying and approving (or, if the Compensation Committee deems appropriate, making recommendations to our Board regarding) our overall compensation strategy and policies, and reviewing, modifying and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;

•
determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our chief executive officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the chief executive officer’s compensation;

•
determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management;

•
reviewing and approving (or, if it deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and other senior management;

•	conducting periodic reviews of the base compensation levels of all of our employees generally;
•	reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;
•
reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans; and

•
reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk.

In addition, once we cease to be an “emerging growth company”, as defined in the Jumpstart Our Business Startups Act of 2012, the responsibilities of the Compensation Committee will also include:
•
reviewing and recommending to our Board for approval the frequency with which we conduct a vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the vote on executive compensation, and reviewing and approving the proposals regarding the frequency of the vote on executive compensation to be included in our annual meeting proxy statements; and

•
reviewing and discussing with management our Compensation Discussion and Analysis and recommending to our Board that the Compensation Discussion and Analysis be approved for inclusion in our annual reports on Form 10-K, registration statements and our annual meeting proxy statements.

Our Board has adopted a written charter of the Compensation Committee that is available to stockholders on our internet website at https://ir.aterian.io/corporate-governance/governance-highlights under “Governance Charters”. The Compensation Committee meets from time to time during the year. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee reviews, discusses and assesses its own performance and composition at least annually. The Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.
The Compensation Committee is authorized to retain the services of independent advisers to assist it in carrying out its responsibilities. Since October 2022, Pearl Meyer & Partners, LLC (“Pearl Meyer”) has provided compensation consulting services to assist management and the Compensation Committee in assessing our equity compensation plans and the compensation for our executive officers and other senior management. Pearl Meyer is independent from Aterian, was engaged directly by the Compensation Committee and has received compensation from Aterian only for services provided to the Compensation Committee. The Compensation Committee meets outside the presence of all of our executive officers, including the named executive officers, in order to consider appropriate compensation for our chief executive officer and chief financial officer. For all other named executive officers, the Compensation Committee meets outside the presence of all executive officers except our chief executive officer and chief financial officer. The annual performance of our executive officers is considered by the Compensation Committee when making decisions on setting base salary, targets for and payments under any bonus plan and grants of equity incentive awards. When making decisions on executive officers, the Compensation Committee considers the importance of the position to us, the past salary history of the executive officer and the contributions we expect the executive officer to make to the success of our business going forward.
The specific determinations of the Compensation Committee with respect to executive compensation for fiscal year 2022 are described in greater detail in the “Executive Compensation” section of this Proxy Statement.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is comprised of Mr. Kurtz, Ms. Harlam, Ms. Liebel and Ms. Williams, with Ms. Harlam serving as chairperson of the committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the Nasdaq Rules and all applicable laws. The responsibilities of the Nominating and Corporate Governance Committee are included in its written charter. The Nominating and Corporate Governance Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the Nominating and Corporate Governance Committee include, among others:
•	making recommendations to our Board regarding corporate governance issues;
•	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);
•	determining the minimum qualifications for service on our Board;
•	reviewing and evaluating incumbent directors;
•	instituting and overseeing director orientation and director continuing education programs;
•	serving as a focal point for communication between candidates, non-committee directors and our management;
•	recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;
•	making other recommendations to our Board regarding matters relating to the directors;
•	reviewing succession plans for our chief executive officer and our other executive officers; and
•	considering any recommendations for nominees and proposals submitted by stockholders.
Our Board has adopted a written charter of the Nominating and Corporate Governance Committee that is available to stockholders on our internet website at https://ir.aterian.io/corporate-governance/governance-highlights under “Governance Charters”. The Nominating and Corporate Governance Committee meets from time to time as it deems appropriate or necessary.
The Nominating and Corporate Governance Committee periodically reviews, discusses and assesses the performance of our Board and the committees of our Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee will seek input from senior management, our Board and others. In assessing our Board, the Nominating and Corporate Governance Committee evaluates the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders. The Nominating and Corporate Governance Committee reviews, discusses and assesses its own performance and composition at least annually. The Nominating and Corporate Governance Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.
Consideration of Director Nominees
Director Qualifications
There are no specific minimum qualifications that our Board requires to be met by a director nominee recommended for a position on our Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Corporate Governance Committee may consider a potential director candidate’s integrity, experience, judgment, commitment, skills, diversity, age, gender, race, background, place of residence, areas of expertise, experience serving as a board member or executive officer of other companies, relevant academic expertise and other factors relative to the overall composition of our Board and Board committees, including the following characteristics and factors:
•	the highest ethical standards and integrity and a strong personal reputation;
•	a background that demonstrates experience and achievement in business, finance, ecommerce, artificial intelligence, regulatory, governance or other matters relevant to our business and activities;

•	a sound understanding of business strategy, corporate governance and the operations and role of our Board;
•	a willingness to act on and be accountable for Board and, as applicable, committee decisions;
•	a willingness to act in the best interests of our Company and our stockholders;
•	a willingness to assist and support our management;
•	an ability to provide reasoned, informed and thoughtful counsel to management on a range of issues affecting us and our stockholders;
•	an ability to work effectively and collegially with other individuals;
•	loyalty and commitment to driving our success and increasing long-term value for our stockholders;
•	no material personal, financial, professional or familial interest in any of our present or potential competitors;
•	sufficient time to devote to Board and, as applicable, committee membership and matters; and
•	meeting the independence requirements imposed by the SEC and Nasdaq with respect to the Board and Board committee service.
The Nominating and Corporate Governance Committee retains the right to modify these criteria from time to time.
Securityholder Nominations
The Nominating and Corporate Governance Committee will consider director candidates recommended by our securityholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether a candidate was recommended by a securityholder or not. Securityholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to our Board at the 2024 Annual Meeting of Stockholders must do so by delivering a written recommendation to the Nominating and Corporate Governance Committee, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit NJ, 07901, Attn: Secretary, no earlier than the close of business on March 16, 2024, but no later than April 15, 2024, unless the meeting date is more than 30 days before or after July 14, 2023, in which case the written recommendation must be received by our secretary no later than the close of business not earlier than the close of business on the 120th day prior to the date of the 2024 Annual Meeting of Stockholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2024 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2024 Annual Meeting of Stockholders. Each written recommendation must set forth, among other information:
•	the name and address of the securityholder(s) on whose behalf the recommendation is being made (the “Recommending Securityholder”);
•
the class, series and number of shares of our capital stock that are, directly or indirectly, owned beneficially and of record by the Recommending Securityholder made as of the date of the written recommendation, and the time period for which such shares have been held;

•
a statement from the Recommending Securityholder as to whether such Recommending Securityholder has a good faith intention to continue to hold the reported shares through the date of our next annual meeting of stockholders;

•	the proposed director candidate’s full legal name, age, business address and residential address;
•	a description of the proposed director candidate’s principal occupation or employment and business experience for at least the previous five years;
•	complete biographical information for the proposed director candidate;
•	a description of the proposed director candidate’s qualifications as a director;

•
the class, series and number of shares of our capital stock which are, directly or indirectly, owned of record and beneficially by the proposed director candidate, and the date or dates on which such shares were acquired and the investment intent of such acquisition;

•
a description of all relationships between the Recommending Securityholder and the proposed director candidate, and of all arrangements or understandings between such Recommending Securityholder and the proposed director candidate;

•
any other information relating to the proposed director candidate that is required to be disclosed in solicitations for proxies for election of directors in an election contest or that is otherwise required pursuant to Regulation 14A promulgated under the Exchange Act;

•
a statement from the Recommending Securityholder supporting such Recommending Securityholder’s view that the proposed director nominee possesses the minimum qualifications prescribed by us for nominees, and briefly describing the contributions that the proposed director nominee would be expected to make to our Board and to the governance of Aterian; and

•
a statement from the Recommending Securityholder whether, in the view of such Recommending Securityholder, the nominee, if elected, would represent all of our stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Aterian.

Director candidate nominations from stockholders must include a written statement of each proposed nominee (1) consenting to be named as a nominee for election to our Board, (2) consenting to serve as a director, if elected, and (3) consenting to be interviewed by the Nominating and Corporate Governance Committee, if the Nominating and Corporate Governance Committee chooses to do so in its discretion. If a proposed director candidate is recommended by a stockholder in accordance with the procedural requirements discussed above, our secretary will provide the foregoing information to the Nominating and Corporate Governance Committee.
Evaluating Nominees for Director
Our Nominating and Corporate Governance Committee will consider director candidates who are suggested by members of the committee, other members of our Board, members of management, advisors and our securityholders who submit recommendations in accordance with the requirements set forth above. The Nominating and Corporate Governance Committee may, in the future, also retain a third-party search firm to identify candidates on terms and conditions acceptable to the Nominating and Corporate Governance Committee, but to date it has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Nominating and Corporate Governance Committee will evaluate all nominees for director under the same approach whether they are recommended by securityholders or other sources.
The Nominating and Corporate Governance Committee will review candidates for director nominees in the context of the current composition of our Board and committees, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee may consider the director nominee’s qualifications, diversity, age, skills and such other factors as it deems appropriate given the current needs of our Board, the committees and our Company, to maintain a balance of knowledge, experience, diversity and capability in various areas. In the case of an incumbent director whose term of office is set to expire, the Nominating and Corporate Governance Committee may review such director’s overall service to our Board, the committees and our Company during his or her term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such director’s independence, and the director’s contribution as a whole and effectiveness in serving the best interests of the Company and our stockholders. In the case of new director candidates, the Nominating and Corporate Governance Committee will also determine whether the nominee must be independent for Nasdaq and SEC purposes, which determination will be based upon applicable Nasdaq listing standards and applicable SEC rules and regulations. Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the Nominating and Corporate Governance Committee will focus on whether the nominees can contribute varied perspectives, skills, experiences and expertise to our Board.
The Nominating and Corporate Governance Committee will evaluate the proposed director’s candidacy, including proposed candidates recommended by securityholders, and recommend whether our Board should nominate the proposed director candidate for election by our stockholders.

Board Diversity Matrix
The table below provides an enhanced disclosure regarding the diversity of the current members and nominees of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f). Each of the categories listed in the table below has the meaning as set forth in Nasdaq Rule 5605(f).
Board Diversity Matrix
Board Size:
Total Number of Directors	6
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors based on gender identity	2	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	4
Two or More Races or Ethnicities
LGBTQ+
Did not Disclose Demographic Background
Securityholder Communications with the Board of Directors
Our Board has adopted a formal process by which securityholders may communicate with our Board or any of its directors. Securityholders of Aterian wishing to communicate with our Board or an individual director may send a written communication to our Board or such director, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit NJ, 07901, Attn: Secretary. Each communication must set forth:
•	the name and address of the Aterian securityholder(s) on whose behalf the communication is sent; and
•	the class, series and number of shares of capital stock of Aterian that are owned beneficially and of record by the securityholder(s) as of the date of the communication.
Each communication will be reviewed by the secretary to determine whether it is appropriate for presentation to our Board or the individual director. Examples of inappropriate communications include junk mail, spam, mass mailings, product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. These screening procedures have been approved by a majority of the independent members of our Board.
Communications determined by our secretary to be appropriate for presentation to our Board or such director will be submitted to our Board or the individual director on a periodic basis. All communications directed to the Audit Committee in accordance with our “Open Door” Reporting and Non-Retaliation Policy Regarding Accounting and Auditing Matters (the “Open Door Policy”) that relate to questionable accounting, internal accounting controls or auditing matters involving the Company generally will be forwarded to a compliance officer designated by the Audit Committee to receive and review these communications and to the chairperson of the Audit Committee, in accordance with the terms of the Open Door Policy. All communications directed to the Board in accordance with our Code of Conduct and Ethics that relate to non-financial matters (including without limitation purported or suspected violations of any law or regulation, our Code of Conduct and Ethics or other policies) will generally be forwarded to a compliance officer designated by the Board to receive and review these communications and then promptly and directly forwarded by a compliance officer to the Audit Committee or our Board, as appropriate, in accordance with the terms of the Code of Conduct and Ethics.

Hedging and Pledging Policies
As part of our insider trading policy, our executives and directors are prohibited from engaging in short sales of our securities and from engaging in hedging and monetization transactions involving our securities. Our insider trading policy does not restrict pledges of securities, but requires that pledges of securities be pre-cleared by an insider trading compliance officer.

EXECUTIVE COMPENSATION
Our named executive officers for the year ended December 31, 2022 (“Named Executive Officers”), which consist of our principal executive officer, up to two other most highly compensated executive officers who were serving as executive officers as of December 31, 2022 and up to two additional individuals who would have been another most highly compensated executive officer but for the fact that such individual was not serving as an executive officer as of December 31, 2022 are:
•	Yaniv Sarig, President and Chief Executive Officer;
•	Joseph A. Risico, Chief Legal Officer; and
•	Roi Zahut, Chief Technology Officer.
Summary Compensation Table
The following table sets forth certain information with respect to the compensation paid to our Named Executive Officers for the fiscal years ended December 31, 2021 and 2022:
Name and principal position	Year	Salary/ Fees $	Bonus $	Stock Awards $(1)	All Other Compensation $	Total $
Yaniv Sarig President and Chief Executive Officer	2022	349,999	—	1,051,900	19,227	1,421,126
	2021	333,333	—	4,681,790	16,400	5,031,523
Joseph A. Risuco Chief Legal Officer	2022	310,000	—	977,768	8,309	1,296,077
	2021	290,000	—	—	6,690	296,690
Roi Zahut Chief Technology Officer	2022	310,000	—	977,768	6,955	1,294,723
	2021	281,667	—	—	6,688	288,355
(1)
The amounts in this column represent the aggregate grant date fair value of the restricted stock awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements included in this Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of the restricted stock awards or the sale of the common stock underlying such restricted stock awards.

Narrative Disclosure to Summary Compensation Table
Employment and Severance Agreements
Yaniv Sarig — We entered into an offer letter with Mr. Sarig, dated April 1, 2015. Pursuant to the offer letter, Mr. Sarig’s base salary was initially $120,000 per year. During his employment, Mr. Sarig has received various base salary adjustments and his salary at the beginning of 2021 was $300,000 per year, which was increased to $350,000 per year, effective May 1, 2021. In January 2023, we amended Mr. Sarig’s salary to be received in mostly Common Stock. Per the terms of that amendment, Mr. Sarig is to receive $60,000 in cash and $290,000 in common stock of the Company after adding a 1.15x multiplier which results in 333,104 shares being issued based on the 20-day average closing price of the Company’s common stock on January 18, 2023. The shares are subject to vesting and will vest in full on January 19, 2024. Mr. Sarig’s employment is at will and may be terminated at any time by us or Mr. Sarig, with or without cause.
Joseph A. Risico — We entered into an offer letter with Mr. Risico, dated February 8, 2018. Pursuant to the offer letter, Mr. Risico’s base salary was initially $250,000 per year. During his employment, Mr. Risico has received various base salary adjustments and his salary at the beginning of 2022 was $310,000 per year.
Roi Zahut — We entered into an offer letter with Mr. Zahut, dated January 14, 2019. Pursuant to the offer letter, Mr. Zahut's base salary was initially $225,000 per year. During his employment, Mr. Zahut has received various base salary adjustments and his salary at the beginning of 2022 was $310,000 per year.
Base Salaries/Compensation
Our salaries recognize the experience, skills, knowledge, and responsibilities required of all employees, including our Named Executive Officers. Base salaries and base compensation are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries and compensation with market levels after taking into account individual responsibilities, performance and experience. As of December 31, 2022, the annual base salaries or base compensation for Mr. Sarig was $349,999. The annual and base salaries or base compensation for Messrs. Risico and Zahut was $310,000.
Bonuses
For the year ended December 31, 2022, no bonuses were paid to our Named Executive Officers and none of our Named Executive Officers received any non-equity incentive compensation.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our Named Executive Officers and from time to time may grant equity incentive awards to them.
On May 27, 2022, we granted 314,000 and 291,871 shares of our common stock subject to restricted stock awards to Mr. Sarig, Mr. Risico and Mr. Zahut, respectively, pursuant to the Aterian, Inc. 2018 Equity Incentive Plan (the “2018 Plan”), of which 14,000, 12,400 and 12,400 shares vested immediately for the respective recipients. Of the balance, 1/3rd of the shares of restricted common stock shall vest on May 27, 2023, and 1/12th of shares of restricted common stock shall vest each quarterly period thereafter, as described in more detail in the “Outstanding Equity Awards at December 31, 2022” table below.
Potential Payments Upon Termination or Change in Control
During the years ended December 31, 2022, and December 31, 2021, our Named Executive Officers were granted restricted stock awards pursuant to the 2019 Plan. Additional information regarding these restricted stock awards can be found above under “Narrative Disclosure to Summary Compensation Table—Equity Compensation” and in the “Outstanding Equity Awards at December 31, 2022” table below. Pursuant to the 2019 Plan, the restricted stock awards granted to our Named Executive Officers thereunder would have fully vested upon the occurrence of a “Change in Control” of the Company, which is defined as (i) any person (other than persons who are employees or service providers at any time more than one year before a transaction) becoming the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities; however, the foregoing shall exclude any bona fide sale of our securities by us to one or more third parties for purposes of raising capital; (ii) during any consecutive one-year period commencing after our IPO, individuals who constituted the Board at the beginning of the period (or their approved replacements, if the election of such replacement director (or nomination for election) was approved by a vote of at least a majority of the Board then still in office who either were members of the Board at the beginning of the period or were themselves approved replacements, but in either case excluding any director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board) cease for any reason to constitute a majority of the Board; (iii) we consummate a merger or consolidation with any other corporation unless: (a) our voting securities outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of our voting securities or such surviving entity outstanding immediately after such merger or consolidation; and (b) no person (other than persons who are employees or service providers at any time more than one year before the transaction) becomes the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities; (iv) we sell or dispose of all, or substantially all, of our assets; or (v) our stockholders approve a plan or proposal for our liquidation or dissolution. All remaining unvested restricted stock awards granted under the 2019 Plan vested in full on March 14, 2023 and there are no longer any awards outstanding under the 2019 Plan.

Perquisites, Health, Welfare and Retirement Plans and Benefits
We provide healthcare coverage to our employees. In addition, we have adopted a 401(k) plan for eligible employees. However, we do not currently match any portion of the contributions made by our employees to the 401(k) plan.
Outstanding Equity Awards at December 31, 2022
The following table presents certain information concerning outstanding equity awards held by each of the Named Executive Officers at December 31, 2022:
		Option awards				Stock awards
Name	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price per share ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested(1) ($)
Yaniv Sarig	6/30/2021	—	—	—	—	125,007	$96,255
	5/27/2022	—	—	—	—	300,000	$231,000
Joseph A. Risico	6/30/2021	—	—	—	—	48,003	$36,962
	5/27/2022	—	—	—	—	279,471	$215,193
	12/2/2018	26,937	—	9.72	12/28/2028	—	—
Roi Zahut	6/12/2019	21,165	—	10.00	6/12/2029	279,471	$936,228
	6/30/2021	—	—	—	—	48,003	$36,962
	5/27/2022	—	—	—	—	279,471	$215,193
(1)
Represents the market value of the unvested shares underlying the restricted stock awards as of December 31, 2022, based on the closing price of our common stock on such date, as reported on the Nasdaq Capital Market, which was $4.11 per share. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of the restricted stock awards or the sale of the common stock underlying such restricted stock awards.

Non-Employee Director Compensation
Effective August 1, 2021, our compensation committee of the Board (the “Compensation Committee”) approved a formal non-employee director compensation policy. Pursuant to such policy, our non-employee directors were paid the following amounts for the year ended December 31, 2021 (prorated for service for a partial year), which, at each director’s election was payable one-third in cash and two thirds in shares of restricted common stock: (i) $150,000 per year to each director; (ii) $25,000 to the Lead Independent Director, (iii) $15,000 per year to the chairperson of the Audit Committee; (iv) $10,000 per year to the chairperson of each of the Compensation Committee and the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”); (v) $7,500 per year to other members of the Audit Committee; and (vi) $5,000 to other members of each of the Compensation Committee or the Nominating and Corporate Governance Committee. In addition, upon their joining the board, each of Ms. Liebel, Ms. Lattmann and Ms. Williams received an initial stock award equal to $200,000 as of the day prior to their joining.

The following table sets forth summary information concerning compensation paid or accrued to the members of our Board for services rendered to us for the fiscal year ended December 31, 2022:
Name(1)	Fees Earned or Paid in Cash $	Option Awards $(2)	Stock Awards $(3)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation $	Total $
Bari A. Harlam	$65,000	—	$96,205			—	$161,205
Susan Lattmann	$62,917	—	$310,401			—	$373,318
Sarah Liebel	$54,368	—	$310,401			—	$364,769
William H. Kurtz	$92,676	—	$96,205			—	$188,881
Cynthia Williams	$51,590	—	$287,975			—	$339,565
(1)
President and Chief Executive Officer Yaniv Sarig, who is also one of our Named Executive Officers, is not included in this table as he is an employee of ours and therefore receives no compensation for his service as a director. Mr. Sarig’s compensation is included in the section entitled “Summary Compensation Table” in this proxy statement.

(2)
The amounts in this column represent the aggregate grant date fair value of the option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements included in this Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options. As of December 31, 2022, none of our non-employee directors held options to purchase shares of common stock.

(3)
The amounts in this column represent the aggregate grant date fair value of the restricted stock awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements included in this Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the restricted stock awards or the sale of the common stock underlying such restricted stock awards. As of December 31, 2022, our non-employee directors held the following number of shares of restricted common stock: Ms. Harlam 15,633 shares; Mr. Kurtz 10,910 shares; and Ms. Williams 1,900 shares.

Compensation Committee Interlocks and Insider Participation
Our Compensation Committee consists of four directors, each of whom is a non-employee director: Ms. Harlam, Ms. Lattmann, Ms. Williams and Mr. Kurtz, with Ms. Williams serving as the Chairperson of the Compensation Committee. During 2022, none of the foregoing were an officer or employee of ours, was formerly an officer of ours or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. No interlocking relationship as described in Item 407(e)(4) of Regulation S-K exists between any of our executive officers or Compensation Committee members, on the one hand, and the executive officers or compensation committee members of any other entity, on the other hand, nor has any such interlocking relationship existed in the past.

AUDIT RELATED MATTERS
Audit Committee Report
The following is the Audit Committee’s report submitted to our Board for fiscal year 2022.
The Audit Committee has:
•	reviewed and discussed our audited financial statements with management and Deloitte & Touche LLP, our independent registered public accounting firm;
•	discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•
received from Deloitte & Touche LLP the written disclosures and the letter regarding their communications with the Audit Committee concerning independence as required by the PCAOB and discussed the auditors’ independence with them.

In addition, the Audit Committee has met separately with management and with Deloitte & Touche LLP as part of the Audit Committee’s quarterly meetings.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. The Audit Committee also has appointed and engaged Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and is seeking ratification of the appointment by our stockholders.
Audit Committee
William Kurtz
Susan Lattmann
Sarah Liebel
Cynthia Williams
This foregoing audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.
Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. The policy generally allows for pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. By the adoption of this policy, the Audit Committee has delegated the authority to pre-approve services to the chairperson of the Audit Committee, subject to certain limitations.
The Audit Committee has determined that the rendering of the services other than audit services by Deloitte & Touche LLP is compatible with maintaining the independent registered public accounting firm’s independence.

Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2021 and December 31, 2022 by Deloitte & Touche LLP, our independent registered public accounting firm for such periods. All fees described below were approved by the Audit Committee.
	Fiscal Year Ended December 31,
	2021	2022
Audit Fees(1)	$1,204,010	$1,524,207
Tax Fees(2)	125,000	89,638
All Other Fees(3)	3,800	4,126
Total Fees	$1,332,810	$1,617,971
(1)
Audit Fees consist of actual fees for professional services performed by Deloitte & Touche LLP for the audit of our 2021 and 2022 annual financial statements and the review of quarterly financial statements for 2022 and 2021. Audit fees also include $150,000 of 2021 fees and $256,171 of 2022 fees for professional services performed by Deloitte & Touche LLP for reviews of registration statements and issuances of consents, comfort letters and services that are normally provided in connection with regulatory filings or engagements.

(2)	Consists of fees for tax compliance and consulting.
(3)	Consists of fees for an accounting research tool.

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS
Overview
The term of office of the Class I directors expires in 2023. Based on the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Bari. A Harlam and William Kurtz for election to our Board as Class I directors. If elected at the Annual Meeting, each of Ms. Harlam and Mr. Kurtz would serve until the 2026 Annual Meeting of Stockholders and until his or her successor is elected and qualified or, if sooner, until his or her respective death, resignation or removal. Under this standard, a “plurality” means the two nominees receiving the most “For” votes will be elected to our Board.
Nominees
The Nominating and Corporate Governance Committee recommended, and our Board nominated, the following individuals for election for a three-year term expiring at the 2025 Annual Meeting of Stockholders:
Nominee	Term in Office
Bari A. Harlam	Continuing in Office Until the 2026 Annual Meeting of the Stockholders
William Kurtz	Continuing in Office Until the 2026 Annual Meeting of the Stockholders
Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected. We have no reason to believe that the nominees will be unable to serve. The section titled “Board of Directors” beginning on page 9 of this Proxy Statement contains the Class I nominees’ biographies.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERETIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK
Our Board has adopted resolutions (1) declaring that an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified (the “Reverse Stock Split”), as described below, is advisable, subject to receipt of the requisite stockholder approval and the Board’s subsequent determination to effectuate the Reverse Stock Split and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of Common Stock for their approval.
Approval of the proposal would permit (but not require) our Board to effect one or more Reverse Stock Splits of our issued and outstanding Common Stock by a ratio of not less than 1-for-  and not more than 1-for- , with the exact ratio to be set at a number within this range as determined by our Board in its sole discretion, provided that the Board determines to effect the Reverse Stock Split and such amendment is filed with the Delaware Secretary of State on or before the day immediately prior to the date of the 2024 Annual Meeting of Stockholders. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceed a 1-for-  ratio. We believe that enabling our Board to set the ratio within the stated range will provide the Company with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.
If the Board determines to implement the Reverse Stock Split, depending on the ratio for the Reverse Stock Split determined by our Board, no less than    and no more than    shares of existing Common Stock will be combined into one share of Common Stock. Our Board will have the discretionary authority to determine whether to arrange for the disposition of fractional interests by any holder entitled thereto, to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or to entitle holders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number. The amendment to our Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split, if any, will include only the reverse split ratio(s) determined by our Board to be in the best interests of our stockholders.
Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split
The Board is seeking approval for the Reverse Stock Split in light of the recent fluctuations in the trading price of the Company’s Common Stock. On April 24, 2023, the Company received a letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of the Common Stock for the last 30 consecutive business days, the Company is not currently in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Notice”). The Company is provided a compliance period of 180 calendar days from the date of the Bid Price Notice, or until October 23, 2023, to regain compliance with the minimum closing bid requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A).
The Board anticipates that the Reverse Stock Split would increase our stock price, and consequently allow us to regain compliance with Nasdaq Listing Rule 5810(c)(3)(A). The Board also believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock. For example, the increased market price of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing trading volume and liquidity of our Common Stock. The Reverse Stock Split could also help increase analyst and broker interest in our Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Furthermore, because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher, thus making an investment in such shares less attractive. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split, or at all, and it is possible that the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. The Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act.
This proposed amendment to the Amended and Restated Certificate of Incorporation would add a new Article TWELFTH substantially in the form as follows:
“TWELFTH: Effective 12:01 a.m. Eastern Time   , 202[ ], every    ( ) shares of Common Stock then issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of common stock of the Corporation (the “Reverse Stock Split”); provided, however, that the number of shares of Common Stock and the number of shares of Preferred Stock authorized pursuant to ARTICLE FOURTH shall not be altered. No fractional shares shall be issued upon the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of common stock, the Corporation shall, in lieu of issuing any such fractional share, issue cash in the amount of $ .
Procedure for Implementing the Reverse Stock Split
The Reverse Stock Split, if approved by our stockholders and implemented by the Board, would become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. The determination to implement the Reverse Stock Split, the ratio upon which such Reverse Stock Split will be implemented, and the exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split, will be determined by our Board, in its sole discretion, based on its evaluation as to whether and when such action will be in the best interest of the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to implement the Reverse Stock Split in its sole discretion. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of Delaware on or before the day immediately prior to the date of the 2024 Annual Meeting of Stockholders, our Board will not be entitled to implement the Reverse Stock Split without further stockholder approval.
Effect of the Reverse Stock Split on Holders of Outstanding Common Stock
Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of   and a maximum of   shares in aggregate of existing Common Stock held by stockholders will be combined into one new share of Common Stock. Based on [•] shares of Common Stock issued and outstanding as of the Record Date, immediately following the reverse split the Company would have (i) approximately [•] shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-2, and (ii) approximately [•] shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for- , which is the greatest aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between [•] and [•] shares of Common Stock.

The actual number of shares of Common Stock issued and outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the number of shares outstanding at the time of the Reverse Stock Split(s), the applicable Reverse Stock Split ratio(s) and the number of Reverse Stock Splits ultimately implemented by our Board.
The Reverse Stock Split will affect all holders of Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “— Fractional Shares,” holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split may receive cash in lieu of such fractional share or may be entitled to have such fractional share rounded up to the next whole number at the option of the Board. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
Authorized Common Stock and Par Value
The Reverse Stock Split will not result in a change in the number of shares of authorized Common Stock or par value of the Common Stock. Because the Company’s authorized number of shares of Common Stock, which is currently set at 500,000,000 shares of Common Stock under the Company’s Amended and Restated Certificate of Incorporation, will not decrease in accordance with the Reverse Stock Split, effecting the Reverse Stock Split would provide the Company with additional shares of Common Stock that would then be available for issuance from time to time for corporate purposes such as acquisitions of brands or companies, sales of stock or securities convertible into shares of Common Stock and raising additional capital.
Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)
Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.
Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.
Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)
Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.
Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.
Holders of Certificated Shares of Common Stock
Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).
The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Fractional Shares
The Company does not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, the Company does not expect to issue certificates representing fractional shares. The Board will have the discretionary authority to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, to arrange for the disposition of fractional interests by stockholders entitled thereto, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number.
If the Board determines to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the ratio ultimately selected by the Board will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from the Company, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and/or upon due surrender of any certificate previously representing a fractional share, in each case, as applicable, in an amount equal to such holder’s fractional share based upon the volume weighted average price of the common stock as reported on The Nasdaq Stock Market LLC, or other principal market of the common stock, as applicable, as of the date the Reverse Stock Split is effected. If the Board determines to arrange for the disposition of fractional interests by stockholders entitled thereto, stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the ratio ultimately selected by the Board will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from the transfer agent, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and/or upon due surrender of any certificate previously representing a fractional share, in each case, as applicable, in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the transfer agent of all fractional shares otherwise issuable. If the Board determines to dispose of fractional interests pursuant to the immediately preceding sentence, the Company expects that the transfer agent would conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of common stock. In this event, such holders would be entitled to an amount equal to their pro rata share of the proceeds of such sale. The Company will be responsible for any brokerage fees or commissions related to the transfer agent’s open market sales of shares that would otherwise be fractional shares.
The ownership of a fractional share interest following the Reverse Stock Split will not give the holder any voting, dividend or other rights, except to receive the cash payment, or, if the Board so determines, to receive the number of shares rounded up to the next whole number, as described above.
Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective time of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction.

Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.
Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities
Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares.
Accounting Matters
The proposed amendment to the Company’s Amended and Restated Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.0001 par value per share. As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.
Certain Federal Income Tax Consequences of the Reverse Stock Split [to be reviewed by CFDB Tax counsel]
The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock
Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.
This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.
PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.
U.S. Holders
The Reverse Stock Split is intended to constitute a “reorganization” within the meaning of Section 368 of the Code and is not intended to be part of a plan to increase periodically a stockholder’s proportionate interest in our earnings and profits. The remainder of this discussion assumes that the Reverse Stock Split qualifies as a reorganization. In that case,
•	A U.S. holder should not recognize any gain or loss on the Reverse Stock Split (except for cash, if any, received in lieu of a fractional share of Common Stock);
•
The U.S. holder’s aggregate tax basis of the Common Stock received pursuant to the Reverse Stock Split, including any fractional shares of Common Stock not actually received, should be equal to the aggregate tax basis of such holder’s Common Stock surrendered in the exchange;

•	The U.S. holder’s holding period for the Common Stock received pursuant to the Reverse Stock Split should include such holder’s holding period for the Common Stock surrendered in the exchange;
•
Cash payments received by the U.S. holder for a fractional share of Common Stock generally should be treated as if such fractional share had been issued pursuant to the Reverse Stock Split and then redeemed by us, and such U.S. holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such U.S. holder’s tax basis in such fractional share. However, in certain circumstances, it is possible that cash received in lieu of a fractional share could be characterized as a dividend. In that case, U.S. holders may be required to provide their taxpayer identification number to the exchange agent to avoid backup withholding; and

•	No gain or loss will be recognized by us as a result of the Reverse Stock Split.
No Appraisal Rights
Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.
Required Vote
Approval of Proposal Two requires the majority of all issued and outstanding shares of Common Stock.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK. UNLESS REVOKED AS PROVIDED ABOVE, PROXIES RECEIVED BY MANAGEMENT WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A CONTRARY VOTE IS SPECIFIED.

PROPOSAL NO.3

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks stockholders to approve the adjournment of the Annual Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes (either in person or by proxy) to approve the Adjournment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes (either in person or by proxy) to approve the Adjournment Proposal. In such event, the Reverse Stock Split would not be implemented.
THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and has further directed that management submit the appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.
Deloitte & Touche LLP was appointed as our independent registered public accounting firm in 2017 and has reported on our financial statements for the fiscal years 2017-2022. The decision to appoint Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 was recommended by our Audit Committee and approved by our Board.
Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. The representatives of Deloitte & Touche LLP will be able to make a statement at the Annual Meeting if they wish and will be available to respond at a future time to appropriate questions submitted during the Annual Meeting.
Neither our Bylaws nor other governing documents or law require that our stockholders ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if it determines that such a change would be in the best interests of Aterian and our stockholders.
Although our stockholders are not required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, because we have submitted the ratification of our registered public accounting firm for approval by stockholders, the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of    , 2023, with respect to the beneficial ownership of shares of our Common Stock by:
•	each of our directors;
•	each of our Named Executive Officers;
•	all of our current directors and executive officers as a group; and
•	each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our Common Stock.
This table is based upon information supplied by officers, directors and principal stockholders and a review of Section 16 filings and/or Schedules 13D and 13G, if any, filed with the SEC. Other than as may be set forth below, we are not aware of any other beneficial owner of more than five percent of our Common Stock as of [•]. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.
We have determined beneficial ownership in accordance with the rules of the SEC. We have deemed shares of our Common Stock subject to warrants and options that are currently exercisable or exercisable within 60 days of [•] to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership of our Common Stock is based on [•] shares of our Common Stock outstanding as of [•].
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Aterian, Inc 350 Springfield Avenue, Suite 200, Summit NJ, 07901.
Beneficial Ownership of Common Stock
	Number of Shares	%(1)
Named Executive Officers and Directors:
Yaniv Sarig	1,075,254(2)	1.3%
Joseph Risico	558,201(3)	*
Roi Zahut	497,533(4)	*
William Kurtz	103,743(5)	*
Bari A. Harlam	112,900(6)	*
Susan Lattmann	103,923(7)	*
Cynthia Williams	124,500(8)	*
Sarah Liebel	103,923(9)	*
All current executive officers and directors as a group (9 persons)	3,259,131(10)	4.7%
*	Denotes less than 1%.
(1)
For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the number of shares of common stock outstanding as of March 15, 2023, plus the number of shares of common stock that such person or group had the right to acquire within 60 days after March 15, 2023.

(2)
Mr. Sarig’s holdings consist of (i) 269,524 shares of common stock held directly (ii) 758,111 shares of restricted common stock that are subject to vesting and (iii) 47,619 warrants that are exercisable within 60 days after March 15, 2023. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(3)
Mr. Risico's holdings consist of (i) 156,171 shares of common stock held directly, (ii)26,937 shares of common stock issuable pursuant to stock options that are exercisable within 60 days after March 15, 2023, (iii) 327,474 shares of restricted common stock that are subject to vesting, and (iv) 47,619 of warrants that are exercisable within 60 days after March 15, 2023. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(4)
Mr. Zahut’s holdings consist of (i) 141,751 shares of common stock held directly, (ii) 21,165 shares of common stock issuable pursuant to stock options that are exercisable within 60 days after March 15, 2023 (iii) 327,474 shares of restricted common stock that are subject to vesting and (iv) 7,143 of warrants that are exercisable within 60 days after March 15, 2023. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(5)
Comprised of: (i) 82,645 shares of common stock held directly, and (ii) 21,098 shares of restricted common stock that are subject to vesting. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(6)
Comprised of: (i) 91,802 shares of common stock held directly, and (ii) 21,098 shares of restricted common stock that are subject to vesting. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(7)
Comprised of: (i) 41,670 shares of common stock held directly, and (ii) 62,253 shares of restricted common stock that are subject to vesting. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(8)
Comprised of: (i) 21,907 shares of common stock held directly, and (ii) 103,403 shares of restricted common stock that are subject to vesting. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(9)	Comprised of: (i) 41,670 of shares of common stock held directly, and (ii) 62,253 shares of restricted common stock have voting rights irrespective of any vesting requirements.
(10)
Comprised of shares included under “Named Executive Officers and Directors”, and the following held by our other executive officers: (i) 126,374 shares of common stock held directly, (ii) 327,474 shares of restricted common stock that are subject to vesting and (iii) 125,306 shares of common stock issuable pursuant to stock options exercisable within 60 days after March 24, 2023. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth additional information as of December 31, 2022, with respect to the shares of Common Stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 31, 2022. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted-average exercise price of outstanding options, warrants and rights(b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(c)(2)
Equity compensation plans approved by security holders(3)(4)	452,910	$9.73	347,312
Equity compensation plans not approved by security holders(5)	69,995	$6.18	60,509
Total	522,905	$9.25	407,821
(1)	Consists of the weighted average exercise price of outstanding options as of December 31, 2022.
(2)	Consists entirely of shares of Common Stock that remain available for future issuance under the 2018 Plan as of December 31, 2022.
(3)	Consists of options outstanding as of December 31, 2022 under the 2018 Plan.
(4)
The number of shares of our Common Stock available for issuance under the 2018 Plan will automatically increase on January 1st of each year, for a period of not more than nine years, beginning January 1, 2020 and ending on (and including) January 1, 2028 by the lesser of (i) 15% of the shares deemed outstanding as of the preceding December 31, minus the number of shares in the share reserve (which for this purpose includes shares issued and issuable pursuant to the Aterian, Inc. Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”)) as of immediately prior to the increase, or (ii) such number of shares as determined by our Board.

(5)	Consists of options outstanding as of December 31, 2022 under the 2014 Plan.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms and amendments thereto, we believe that, during 2021, none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis the reports required by Section 16(a), with the exception of the following reports: None

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND
CERTAIN CONTROL PERSONS
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy, effective as of June 14, 2019, to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. A related person is any individual who is, or who has been at any time since the beginning of our last fiscal year, one of our directors or executive officers, or a nominee to become one of our directors, any person known to be the beneficial owner of more than 5% of any class of our voting securities or any immediate family member of any of the foregoing persons. Additionally, any firm, corporation or other entity by which any of the foregoing persons is employed or in which such person is a general partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest, will also be deemed to be a related person. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. As provided by our audit committee charter, our Audit Committee is responsible for reviewing and approving in advance any related party transaction.
Transactions with Related Persons
Other than the director and executive officer compensation arrangements discussed in the section of this Proxy Statement entitled “Executive Compensation,” there have not been any transactions since January 1, 2021 that we or Aterian Opco have been a party to and in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers, beneficial owners of more than 5% of our capital stock, or their immediate family members, have had or will have a direct or indirect material interest.
Limitation of Liability and Indemnification of Officers and Directors
Our amended and restated certificate of incorporation and Bylaws contain provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”). Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•	any breach of their duty of loyalty to our company or our stockholders;
•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions in violation of the DGCL; and
•	any transaction from which the director derived an improper personal benefit.
Our amended and restated certificate of incorporation also provides that if the DGCL is amended to permit further elimination or limitation of the personal liability of a director, then the liability of our directors will be eliminated to the fullest extent permitted by the DGCL, as so amended.
Our Bylaws provide that we shall indemnify any person who is or was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that such person is or was, or has agreed to become, one of our directors or officers, or while one of our directors or officers, is or was serving, or has agreed to serve, at our request, as a director, officer, partner, employee, or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), against all expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974), and amounts paid in settlement actually and reasonably incurred by or on behalf of such person in connection therewith, subject to certain conditions. In addition, our Bylaws also provide that we must, to the fullest extent permitted by law, advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to certain exceptions. Our Bylaws also provide that we may purchase and maintain insurance, at our expense, to protect us and any person who is or was a director, officer, employee or agent of ours or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any expense, liability or loss, whether or not we would have the power to indemnify such person against such expense, liability or loss under the DGCL. We have a directors’ and officers’ liability insurance policy, which we believe is necessary to attract and retain qualified directors and officers.
Our Bylaws also provide us with the power to enter into indemnification agreements with any director, officer or other employee or agent of our Company, and such rights may be different or greater than those provided in our Bylaws. We have entered into indemnification agreements with each of our directors and executive officers that are broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding, subject to certain exceptions. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
Certain of our non-employee directors may, through their relationships with their employers, be insured or indemnified against certain liabilities incurred in their capacity as members of our Board.
The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or our proxy solicitor, Morrow. Direct your written request to Morrow at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT. You may also call Broadridge at (800) 290-6424. Stockholders who currently receive multiple copies of proxy materials at their addresses and would like to request “householding” of their communications should contact their broker or our Secretary in the same manner described above. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

ADDITIONAL DOCUMENTS
This Proxy Statement contains summaries of certain agreements that we have filed as exhibits to various SEC filings. The descriptions of these agreements contained in this Proxy Statement do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements.
Any statement contained herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this Proxy Statement.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, and copies of the definitive agreements summarized in this Proxy Statement, are available without charge upon written request to: Secretary, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit NJ, 07901.
OTHER MATTERS
Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors

/s/ Yaniv Sarig
Yaniv Sarig
Chief Executive Officer
, 2023
You are cordially invited to attend the annual meeting electronically by visiting www.virtualshareholdermeeting.com/ATER2023. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your representation at the meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you wish to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the meeting if you attend the meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
If you have any questions about this Proxy Statement or the Annual Meeting, you may contact Morrow Sodali at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: ATER@investor.morrowsodali.com

[Preliminary Copy - Subject to Completion, Dated May 18, 2023]

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on July 13, 2023 for shares held directly and by 11:59 P.M. ET on July 9, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATER2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on July 13, 2023 for shares held directly and by 11:59 P.M. ET on July 9, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V18498-P93695 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

ATERIAN, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect Bari A. Harlam and William Kurtz as Class I directors to serve until our 2026 Annual Meeting of Stockholders;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Bari A. Harlam
02) William Kurtz

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V18499-P93695

ATERIAN, INC.
Annual Meeting of Stockholders
July 14, 2023 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph A. Risico and Christopher J. Porcelli, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ATERIAN, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders. The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/ATER2023, on Friday, July 14, 2023, at 10:00 a.m. Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side